UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2018
ZOE'S KITCHEN, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36411 (Commission File Number)	51-0653504 (I.R.S. Employer Identification No.)

5760 State Highway 121, Suite 250
Plano, Texas 75024
(Address of principal executive offices)
Registrant’s telephone number, including area code: (214) 436-8765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging Growth Company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a0 of the Exchange Act     ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at our annual meeting of stockholders held on June 14, 2018, our stockholders approved the Zoe’s Kitchen, Inc. 2018 Omnibus Incentive Plan (the “2018 Incentive Plan”), which had been approved by our board of directors on April 20, 2018. The 2018 Incentive Plan governs the award and payment of cash and equity awards to our employees (including executive officers), independent consultants and non-employee directors. A detailed summary of the terms of the 2018 Incentive Plan is set forth in Proposal 4 in our proxy statement for our 2018 annual meeting, which was filed with the Securities and Exchange Commission on April 24, 2018 and is incorporated herein by reference. Such summary is qualified in its entirety by the complete terms and conditions of the 2018 Incentive Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.

We held our annual meeting of stockholders on June 14, 2018. At the annual meeting, our stockholders voted (1) in favor of the re-election of two incumbent directors, Thomas Baldwin and Sue Collyns, to our Board of Directors, (2) in favor of the ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for 2018, (3) against the adoption, on an advisory basis, of a resolution approving the compensation of the Company's named executive officers in our proxy statement for our 2018 annual meeting, and (4) in favor of approving the the 2018 Incentive Plan. The final voting results were as follows:

(1) Election of Directors

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Thomas Baldwin	11,747,663	3,335,909	502,210	3,037,879
Sue Collyns	11,748,682	3,336,527	500,573	3,037,879

(2) Ratification of the appointment of Deloitte as our independent registered public accounting firm for 2018.

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,538,809	66,815	18,037	—

(3) Adoption, on an advisory basis, of executive compensation of the named executive officers (the "say-on-pay" proposal).

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,497,204	6,785,708	3,302,870	3,037,879

The Company, including its Compensation Committee of the Board of Directors, acknowledges the stockholders vote on the say-on-pay proposal and intends to make changes to the Company’s approach to executive compensation in the future.

(4) Approval of the 2018 Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,582,624	2,994,001	9,157	3,037,879

Exhibit 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description of Exhibit
10.1	Zoe's Kitchen, Inc. 2018 Omnibus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOE'S KITCHEN, INC.

Date: June 19, 2018

By:	/s/ Michael Todd
Name: Michael Todd
Title: General Counsel and Secretary